Exhibit 10.37

FIRST AMENDMENT TO THE STRATEGIC CUSTOMER AGREEMENT

This FIRST AMENDMENT TO THE STRATEGIC CUSTOMER AGREEMENT (the “First Amendment”), effective as of the last signature date below (the “Amendment Effective Date”) is entered into by and between Ouster, Inc., (“Vendor”) and Serve Robotics, (“Customer”). Vendor and Customer may be referred to herein, collectively, as the “Parties” and individually, as a “Party”.

RECITALS

A.	Vendor and Customer entered into a Strategic Customer Agreement, effective as of December 31, 2021 (the “Strategic Customer Agreement”), under which Vendor agreed to supply lidar sensors to Customer.

B.	The Parties desire to amend the Strategic Customer Agreement to modify Exhibit A.

AGREEMENT

Now therefore, in consideration of the foregoing recitals and other good and valuable consideration, the Parties hereto agree as follows:

1.	Definitions. Capitalized terms used, but not defined in this First Amendment shall have the meanings given to them in the Strategic Customer Agreement.

2.	Amendments to the Strategic Customer Agreement. The Parties hereby agree to amend the Strategic Customer Agreement as follows:

2.1.	Exhibit A of the Strategic Customer Agreement will be deleted in its entirety and replaced with the attached Exhibit A:

3.	General Terms. As of the Amendment Effective Date, the terms and conditions set forth in this First Amendment shall be deemed a part of the Strategic Customer Agreement; provided that, for the changes to the Product Prices in Exhibit A, such Product Prices will only be effective on Purchase Orders submitted by Customer following the Amendment Effective Date. This First Amendment may be executed in several counterparts, all of which taken together shall constitute one single agreement between the Parties. In the event of a conflict or inconsistency between the terms and conditions set forth in this First Amendment and those set forth in the Strategic Customer Agreement, the terms and conditions of this First Amendment shall control. Except as amended and supplemented hereby, all of the terms and conditions of the Strategic Customer Agreement shall remain and continue in full force and effect. This First Amendment, when read in conjunction with the Strategic Customer Agreement (including, without limitation, all exhibits, attachments, and schedules thereto) constitutes the entire agreement between the Parties with respect to the subject matter of this First Amendment and pursuant to the terms of this First Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of this First Amendment.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the Amendment Effective Date.

Serve Robotics		Ouster, Inc.

By:	/s/ Touraj Parang	By:	/s/ Cyrille Jacquemet
Name:	Touraj Parang	Name:	Cyrille Jacquemet
Title:	COO and President	Title:	SVP Global Sales
Date:	12/29/2023	Date:	1/9/2024

EXHIBIT A

PRODUCTS